BOC FINANCIAL CORP.
                        1998 MANAGEMENT RECOGNITION PLAN


     BOC Financial Corp., a North Carolina corporation (the "Corporation"), does herein set forth the terms of the BOC Financial Corp. 1998 Management Recognition Plan, (this "Plan") which was adopted by the Board of Directors (the "Board") of the Corporation on ________, 1998 and approved by the shareholders of the Corporation on __________, 1998 (the "Effective Date").

     1. Purpose of this Plan

     The purpose of this Plan is to provide to certain directors, officers and employees of the Corporation and its subsidiaries (collectively "Participants" or singularly, "Participant") an ownership interest in the Corporation, in consideration of their contributions to the growth and profitability of the Corporation by making awards (collectively "Awards" or singularly, "Award") of shares of common stock of the Corporation (the "Common Stock"). The Board believes that participation in the ownership of the Corporation will induce Participants to continue to serve the Corporation as directors, officers and employees and encourage them to contribute to the future growth and profitability of the Corporation.

     2. Administration of this Plan

     (a) This Plan shall be administered by the Board. The Board shall have full power and authority to construe, interpret, and administer this Plan. All actions, decisions, determinations, or interpretations of the Board shall be final, conclusive, and binding upon all parties.

     (b) The Board shall decide to whom Awards shall be made under this Plan, the number of shares of Common Stock subject to each Award, the number of additional shares, if any, to be purchased or allocated for the purposes of this Plan, and such additional terms and conditions for Awards as the Board shall deem appropriate, including, without limitation, any determinations as to the restrictions or conditions on transfer of shares of Common Stock that are necessary or appropriate to satisfy all applicable securities laws, rules, regulations, and listing requirements.

     (c) The Board may designate any officers or employees of the Corporation to assist in the administration of this Plan. The Board may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Board may see fit.

     (d) Any shares of Common Stock held under this Plan shall be held by ________ and ________ (hereinafter referred to as the "Trustees") and any successor or successors who from time to time may be appointed by the Board.



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     3. Shares of Common Stock Available Under the Plan

     (a) The Corporation shall provide funding to the Plan to purchase _____________________ (______) shares of the Common Stock of the Corporation (the "Initial Plan Shares"). Such shares shall be held or delivered by the Trustees pursuant to the terms of this Plan.

     (b) Upon purchase of the Initial Plan Shares as provided in subparagraph
(a) above, ___________________________ (______) of such shares (the "Allocated
Initial Plan Shares") shall be allocated as provided in paragraph 5 hereof. If shares once allocated to a Participant are forfeited as provided in paragraph 6 hereof, then such forfeited shares shall be retained by the Trustees and they shall again be available for making additional Awards to Participants as provided in paragraph 2 hereof.

     (c) At any time, and from time to time, the Corporation may purchase additional shares of Common Stock for making Awards under this Plan. Such shares shall be held by the Trustees pursuant to the terms of this Plan and shall be available for making additional Awards to Participants as provided in paragraph 2 hereof.

     (d) The shares referred to in (i) the last sentence of subparagraph (b) above, (ii) subparagraph (c) above and (iii) the last sentence of this subparagraph (d) shall be treated collectively as a pool of shares available (the "Available Shares") for making additional Awards to Participants as provided in paragraph 2 hereof. With respect to the Available Shares, if any such shares once allocated to a Participant are forfeited as provided in paragraph 6 hereof, then such forfeited shares shall be retained by the Trustees and they shall be available again for grants to Participants as provided in paragraph 2 hereof.

     4. Eligibility. The Participants in this Plan to whom Awards may be made shall be the following: such directors, officers and employees of the Corporation and its subsidiaries as may be designated by the Board.

     5. Award of Allocated Initial Plan Shares; Additional Awards

     (a) Subject to the provisions of paragraph 7 hereof, all of the Allocated Initial Plan Shares shall be awarded to certain directors, officers and employees of the Corporation and its subsidiaries (the "Initial Participants") in the number indicated in a resolution or resolutions duly adopted by the Board.

     (b) The Available Shares shall be held by the Trustees under this Plan and shall be available for the making of additional Awards to Participants during the remaining term of this Plan, upon such terms and conditions as may be determined by the Board.


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

     6. Vesting of Shares

     (a) Shares granted under this Plan shall vest and the right of a Participant to the shares shall be nonforfeitable in accordance with the following schedules:

          (i) With respect to the Allocated Initial Plan Shares awarded as of the Effective Date:

         Date When Such Shares                          Percentage of Such
             Become Vested                                Shares Vested
             -------------                                -------------
         Effective Date of Plan                               0%
         First Anniversary of Effective Date                  20%
         Second Anniversary of Effective Date                 20%
         Third Anniversary of Effective Date                  20%
         Fourth Anniversary of Effective Date                 20%
         Fifth Anniversary of Effective Date                  20%

          (ii) With respect to the Available Shares which may be made subject to an Award after the Effective Date:

         Date When Such Shares                          Percentage of Such
             Become Vested                                Shares Vested
             -------------                                -------------
         Date of Award                                          0%
         First Anniversary of the date of Award                 20%
         Second Anniversary of the date of Award                20%
         Third Anniversary of the date of Award                 20%
         Fourth Anniversary of the date of Award                20%
         Fifth Anniversary of the date of Award                 20%

     (b) In determining the number of shares vested under the above vesting schedules, a Participant shall not receive fractional shares. If the product resulting from multiplying the vested percentage times the allocated shares results in a fractional share, then a Participant's vested right shall be to the whole number of shares disregarding any fractional share.

     (c) In the event any Participant to whom shares are awarded under this Plan terminates employment or service as a director, officer or employee with the Corporation for any reason, other than as provided in subparagraph 6(d) below, and such Participant does not have a 100% vested interest in the Participant's shares under this Plan, then any shares which are not vested, based upon the applicable schedule in subparagraph (a) above, shall be forfeited and shall be available again for Awards to Participants as may be determined by the Board.

     (d) In the event that the employment or service as a director, officer or employee of a Participant with the Corporation should terminate because of such Participant's


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

disability, death or as a result of a "change in control" of the Corporation (as such term is defined below) prior to the date when all shares allocated to the Participant would be 100% vested in accordance with the applicable schedule in subparagraph 6(a) above, then, notwithstanding the foregoing schedules in subparagraph 6(a) above, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term disability shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended. When used herein, the phrase "change in control" refers to (i) the acquisition by any person, group of persons or entity of the beneficial ownership or power to vote more than twenty-five (25%) percent of the Corporation's outstanding stock, (ii) during any period of two (2) consecutive years, a change in the majority of the Board unless the election of each new director was approved by at least two-thirds of the directors then still in office who were directors at the beginning of such two (2) year period, or (iii) a reorganization, merger, or consolidation of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or the transfer of all or substantially all of the assets or shares of the Corporation to another person or entity.

     7. Action Required of Participants

     (a) Each Participant receiving an Award of shares under this Plan shall represent to and agree with the Corporation and the Trustees that the Participant (i) is acquiring such shares on the Participant's behalf as an investment and not with a present intention of distribution or re-sale and (ii) agrees to have placed upon the certificates representing such shares a legend setting forth these representations and agreements or a reference thereto. Such shares shall be transferable thereafter only if the proposed transfer shall be permissible under this Plan and if, in the opinion of counsel for the Corporation, such transfer shall at such time be in compliance with all applicable federal and state securities laws and regulations.

     (b) Each Participant receiving an Award of shares under this Plan shall deliver to the Corporation a Restricted Stock Agreement, substantially in the form attached hereto as Exhibit A, which shall be signed by such Participant.

     8. Restriction

     (a) Shares subject to an Award made under this Plan shall forthwith, after the making of the representations required by paragraph 7 hereof, be issued and a certificate or certificates for such shares shall be prepared in the name of such Participant. Such Participant shall thereupon be a shareholder with respect to all the shares represented by such certificate or certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions (subject to the provisions of subparagraph 8(b) below) paid with respect to such shares; provided, however, that such shares shall be subject to the restrictions hereinafter described and to possible forfeiture as previously described in paragraph 6 hereof. Certificates of stock representing shares subject to an Award made under this Plan shall be imprinted with a legend to the effect that the shares represented are subject to restrictions on transfer and potential forfeiture in accordance with the terms of the Restricted Stock Agreement, and the transfer agent for Common Stock shall be


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

instructed to that effect with respect to such shares. In aid of such restrictions, the Participant shall, immediately upon receipt of the certificate or certificates, deposit such certificate or certificates together with a stock power or other instrument of transfer, appropriately endorsed in blank, with the Trustees or with such other escrow agent as may be designated by the Trustees, with the expenses of any such escrow arrangement to be borne by the Corporation.

     (b) In the event that, as the result of a stock split or stock dividend or combination of shares or any other change or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization, or otherwise, a Participant shall, as the owner of the shares subject to an Award made under this Plan and subject to the restrictions hereunder, be entitled to new or additional or different shares of Common Stock or other securities, the certificate or certificates for, or other evidence of, such new or additional or different shares or other securities, together with a stock power or other instrument of transfer appropriately endorsed, shall also be imprinted with a legend as provided in subparagraph 8(a) above and deposited by such Participant with the Trustees, and all provisions of this Plan relating to vesting, restrictions, and lapse of restrictions herein set forth shall thereupon be applicable to such new or additional or different shares or other securities to the extent applicable to the shares with respect to which they were distributed; provided, however, that if a Participant should receive rights, warrants, or fractional interests in respect of any of such shares then being held under the terms of this Plan, such rights or warrants may be held, exercised, sold, or otherwise disposed of, and such fractional interests may be settled, by such Participant free and clear of the restrictions herein set forth.

     (c) The restriction to which shares subject to an Award made under this Plan shall be subject is that if the directorship or employment of a Participant should be terminated for any reason during the "restricted period" (as defined in subparagraph 12(b) hereof), except as otherwise specifically provided in paragraph 6 hereof, the Participant's interest in the shares issued under this Plan shall be forfeited as provided in the applicable schedule in subparagraph 6(a) hereof.

     (d) The restrictions imposed on shares issued under this Plan may at any time be modified, reduced, relaxed, or eliminated altogether as the Board shall from time to time determine, if, in its discretion, the Board considers such action to be in furtherance of the purposes of this Plan. Notice of any change in restrictions shall be given to Participants, the Trustees and the Corporation's transfer agent.

     9. Effect of Award on Status of Participant. The fact that an Award is made to a Participant under this Plan shall not confer on such Participant any right to continued employment with the Corporation or any subsidiary of the Corporation or service on its Board of Directors; nor shall it limit the right of the Corporation to terminate the Participant's employment with the Corporation or service on the Board of Directors at any time.

     10. Voting Rights; Dividends; Other Distributions. A Participant shall have the full power to vote all of the shares held by the Trustees in the Participant's name from time to time and shall be entitled to receive all cash dividends declared upon any such shares held by the


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

Trustees in the Participant's name from time to time. All shares of Common Stock or other securities, including but not limited to stock dividends, issued in respect of such shares or in substitution thereof, whether by the Corporation or by another issuer, shall be held by the Trustees and shall be subject to all terms and conditions of this Plan and shall be redelivered to a Participant or delivered as instructed by the Board under the same circumstances as the shares with respect to, or in substitution for, which they were issued; provided, however, that if a Participant should receive rights, warrants, or fractional interests in respect of any of the shares held by the Trustees in the Participant's name, such rights or warrants may be held, exercised, sold, or otherwise disposed of, and such fractional interests may be settled, by such Participant free and clear of the restrictions herein set forth. The Trustees shall have the full power to vote all Available Shares, subject to the direction of the Board. Cash dividends declared upon Available Shares shall be deposited in an interest bearing account established for this Plan and shall be available to fund future Awards, tax payments made pursuant to paragraph 13 or any other purpose determined by the Board to be appropriate.

     11. Adjustment Upon Changes in Capitalization; Dissolution; or Liquidation

     (a) In the event of a change in the number of shares of Common Stock outstanding by reason of a reclassification, recapitalization, reorganization, merger, or consolidation, or other similar capital adjustment, merger or consolidation of the Corporation, or the sale by the Corporation of all or a substantial portion of its assets, or the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the Board may make such adjustments in the terms, conditions, or restrictions of this Plan and in any Restricted Stock Agreement then in effect, as the Board shall deem equitable and just.

     (b) The making of an Award under this Plan shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business.

     12. Non-Transferability

     (a) Any shares subject to an Award made under this Plan shall not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the "restricted period." Nothing herein shall preclude a Participant from making a gift of any such shares to a spouse, child, stepchild, grandchild, parent, or sibling, or legal dependent of such Participant, or to a trust of which the beneficiary or beneficiaries of the trust shall be either a person designated herein or such Participant; provided, however, that any such shares so given by a Participant shall remain subject to the restrictions, obligations, and conditions set forth in this Plan. In addition, such shares may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty (50%) percent of the outstanding Common Stock and may be surrendered in a merger, consolidation, or share exchange involving the Corporation; provided, however, in each


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

case, that except as otherwise provided herein, the securities or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Plan.

     (b) The term "restricted period" with respect to shares subject to an Award made under this Plan shall be the period commencing on the date of making such Award of such shares to a Participant and ending on the date on which such shares are no longer subject to forfeiture as provided in paragraph 6(a) hereof. The date of making an Award with respect to the Initial Plan Shares shall be the Effective Date. The date of making an Award with respect to Available Shares shall be the date of execution by a Participant of a Restricted Stock Agreement in the form referred to in subparagraph 7(b) hereof.

     13. Tax Withholding. The Corporation shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the making of an Award or the sale of shares acquired under this Plan in order for the Corporation to obtain a tax deduction otherwise available as a consequence of such Award or sale, as the case may be.

     14. Exculpation and Indemnification. In connection with this Plan, no member of the Board shall be personally liable for any act or omission to act in such person's capacity as a member of the Board, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, gross negligence, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify and hold harmless the members of the Board and each other officer or employee of the Corporation to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons.

     15. Amendment and Modification of this Plan. The Board may at any time, and from time to time, amend or modify this Plan (including the form of Restricted Stock Agreement) in any respect; provided, however, that no amendment or modification shall be made that increases the total number of Allocated Initial Plan Shares covered by this Plan, changes the list of Initial Participants or the number of Allocated Initial Plan Shares allocated to each, or effects any change in the category of persons who may receive Awards of shares under this Plan. Any amendment or modification of this Plan shall not in any manner affect any Award of shares theretofore made to a Participant under this Plan without the consent of such Participant or the transferee in the event of the death of such Participant.

     16. Termination and Expiration of this Plan. This Plan may be abandoned, suspended, or terminated, in whole or in part, at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Awards theretofore made under this Plan. Unless sooner terminated, this Plan shall terminate at the close of business on the day that is the tenth (10th) anniversary of the Effective Date, or the next business day thereafter; and no Award of shares may be made under this Plan thereafter but such termination shall not effect any Award of shares theretofore made. In the event that the Board terminates this Plan in whole, any Available Shares that had not been allocated to eligible Participants together with any other trust assets, shall revert to the Corporation.

     17. Effective Date. This Plan has been adopted by the Board to be effective as of the first business day following approval by the shareholders of the Corporation at an annual or special meeting (the "Effective Date").

     18. Captions and Headings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, the singular number, the plural, and vice versa, whenever such meanings are appropriate.

     19. Expenses of Administration of Plan. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation. The Corporation shall also indemnify, defend, and hold the Trustees harmless against all claims, expenses, and liabilities arising out of or related to the exercise of the Trustees' powers and the discharge of the Trustees' duties hereunder.

     20. Governing Law. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     21. Inspection of Plan. A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.


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STATE OF NORTH CAROLINA                                                EXHIBIT A

COUNTY OF ROWAN


                           RESTRICTED STOCK AGREEMENT

     THIS RESTRICTED STOCK AGREEMENT (hereinafter referred to as this "Agreement") is made and entered into as of this _______ day of _______________, 1998 (hereinafter referred to as the "Effective Date"), by and among BOC FINANCIAL CORP. (hereinafter referred to as the "Corporation"), a North Carolina corporation, (hereinafter referred to as the "Trustees") and _________________, a resident of ____________ County, North Carolina (hereinafter referred to as the "Participant").

     WHEREAS, the BOC Financial Corp. 1998 Management Recognition Plan (hereinafter referred to as the "Plan") was adopted by the Board of Directors of the Corporation (hereinafter referred to as the "Corporate Board"); and

     WHEREAS, the Corporate Board has determined that it is desirable and in the best interest of the Corporation to make an award (the "Award") of certain shares of common stock, par value $1.00 per share of the Corporation ("Common Stock"), under the Plan, to the Participant, subject to certain restrictions as specified below, in recognition of his or her outstanding service to the Corporation or of one or more of its subsidiaries; and

     WHEREAS, in order to enforce the aforesaid restrictions, Participant is required under the terms of the Award to immediately deposit the certificate(s) for the shares of Common Stock subject to the Award, together with stock powers appropriately endorsed in blank, with the Trustees in accordance with the requirements of this Agreement.

     NOW, THEREFORE, the Corporation, the Trustees, and the Participant agree as follows:

     1. Date of Award. The date of making the Award under this Agreement is the ______ day of _____________, 1998.

     2. Receipt by Participant. The Participant acknowledges receipt from the Corporation of (_______) shares of Common Stock (the "Restricted Stock") and agrees to the execution of stock powers or such other transfer authorizations as the Corporation shall request, in blank, covering the Restricted Stock to be held by the Trustees prior to the distribution of the Restricted Stock to the Participant as hereinafter provided.

     3. Investment Representation and Transfer Restrictions

          (a) Investment Representation. Participant represents to the Corporation that the Participant is taking the Restricted Stock for investment and without any present intention to sell, transfer or otherwise dispose of the Restricted Stock.

          (b) Securities Law Restrictions. The Participant agrees with the Corporation that the Restricted Stock shall be subject to such stop-transfer orders and other restrictions as the Corporate Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed and any other applicable federal or state securities laws, rules or regulations, and the Corporate Board may cause a legend or legends to be placed on any certificate representing any of the shares of Restricted Stock to make appropriate reference to such restrictions.

          (c) Other Transfer Restrictions. The Participant agrees with the Corporation that at each certificate representing any of the shares of Restricted Stock may bear a legend, substantially in the form attached as
     Exhibit I hereto, to the effect that the shares of Restricted Stock represented thereby are subject to potential forfeiture and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of this Agreement, and shall be subject to such stop-transfer orders and other restrictions as the Corporate Board shall deem advisable to insure compliance with the terms of this Agreement.

     4. Receipt by the Trustees. The Trustees acknowledge receipt from the Participant of the Restricted Stock, registered in the name of the Participant, and acknowledge receipt of stock powers executed in blank by the Participant covering all of the Restricted Stock. The Restricted Stock shall be held by the Trustees and distributed or transferred as directed by the Corporate Board.

     5. Vesting and Delivery of Restricted Stock by the Trustees

          (a) Periodic Vesting. Subject to subparagraphs 5(b), 5(c), 5(d), 5(e) below, the Restricted Stock shall vest and become nonforfeitable in accordance with the following schedules, as applicable:

               (i) With respect to any shares of Restricted Stock which are Allocated Initial Plan Shares as defined in the Plan:

          On the Date of Award:                                0% vested

          On or after the first anniversary
          of the date of Award:                                20% vested

          On or after the second anniversary
          of the date of Award:                                40% vested

          On or after the third anniversary of
          the date of Award:                                   60% vested


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

          On or after the fourth anniversary of
          the date of Award:                                   80% vested

          On or after the fifth anniversary of the
          date of Award                                        100% vested

               (ii) With respect to any shares of Restricted Stock which were Available Shares as defined in the Plan:

          On the Date of Award:                                0% vested

          On or after the first
          anniversary of the date of Award:                    20% vested

          On or after the second
          anniversary of the date of Award:                    40% vested

          On or after the third anniversary
          of the date of Award:                                60% vested

          On or after the fourth
          anniversary of the date of Award:                    80% vested

          On or after the fifth anniversary of the
          date of Award                                        100% vested

          (b) Accelerated Vesting. Notwithstanding paragraph (a) above, all Restricted Stock previously not vested and subject to forfeiture shall vest and the right of the Participant to such shares of the Restricted Stock shall become nonforfeitable upon the occurrence of any of the following:

               (i) Disability or Death of Participant. The termination of the Participant's membership on the Corporate Board or of his or her employment by the Corporation by reason of disability or death. For purposes of this Plan, the term "disability" shall (i) with respect to any Participant who is an employee of the Corporation or of any of its subsidiaries, be defined in the same manner as such term is defined, in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, and (ii) if the Participant is not such an employee, as may be defined by the Corporate Board from time to time, or as may be determined by the Corporate Board at any time with respect to the Participant. A Participant who is both a member of the Corporate Board and an employee of the Corporation shall be treated solely as an employee for purposes of this subparagraph (b)(ii).

               (ii) Change in Control. Notice of a "change in control" of the Corporation being given by the Corporate Board. For the purpose of this


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

          Agreement, a "change in control" of the Corporation means (i) the acquisition by any person, group of persons or entity of the beneficial ownership or power to vote more than twenty-five (25%) percent of the outstanding Common Stock or (ii) during any period of two (2) consecutive years, a change in the majority of the Corporate Board, unless the election of each new director was approved by at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the two (2) year period.

          (c) Delivery of Restricted Stock to the Participant. Within thirty
     (30) days after (i) a date on which shares of Restricted Stock have become vested as provided in subparagraphs (a) and (b) above, all of such shares that have become nonforfeitable in accordance with this paragraph 5 shall be delivered to the Participant or Participant's designee, (ii) receipt of written notification of Participant's retirement, disability, or death together with such other documentation as the Corporation shall reasonably require, or (iii) receipt of written notification by the Corporate Board of a change in control of the Corporation, the Corporate Board shall instruct the Trustees to deliver to the Participant, the Participant's designee, or such other person as shall have been designated as Participant's beneficiary in accordance with this Agreement, as applicable, certificates representing the shares of Restricted Stock which have become vested and nonforfeitable, as the Corporate Board shall determine, free from any restrictions imposed by this Agreement other than such restrictions and conditions as may be deemed necessary by the Corporate Board to assure compliance with all applicable securities laws, rules, regulations and listing requirements as set forth in subparagraph 3(b) above.

          (d) Delivery of Forfeited Restricted Stock. If the Participant's members on the Corporate Board or on the Board of Directors of any subsidiary of the Corporation, or employment with the Corporation or any of its subsidiaries, terminates for any reason other than one of those provided in subparagraph 5(b) above, before all of the shares of Restricted Stock are vested in accordance with subparagraphs 5(a) and 5(b) above, all such shares then subject to forfeiture shall be deemed forfeited by the Participant and the Corporate Board shall instruct the Trustees concerning the disposition of such forfeited shares. Thereafter such forfeited shares shall cease to be subject to this Agreement.

     6. Voting Rights; Dividends; Other Distributions. The Participant shall have the full power to vote all of the Restricted Stock held by the Trustees in his or her name from time to time and shall be entitled to receive all cash dividends declared upon any of the Restricted Stock held by the Trustees in his or her name from time to time. All shares of Common Stock or other securities, including but not limited to stock dividends, issued in respect of the Restricted Stock or in substitution thereof, whether by the Corporation or by another issuer, shall be held by the Trustees and shall be subject to all terms and conditions of this Agreement and shall be redelivered to the Participant or delivered as instructed by the Corporate Board under the same circumstances as the Restricted Stock with respect to, or in substitution for, which they were issued; provided, however, that if the Participant should receive rights, warrants or fractional interests in respect of any of the Restricted Stock held by the Trustees in his or her name, such


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

rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by the Participant free and clear of the restrictions herein set forth.

     7. Designation of Beneficiary, The Participant may file with the Corporate Board a written designation of one or more persons as the beneficiary who shall be entitled to receive the Restricted Stock, if any, distributable to the Participant upon his or her death. The Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary, if any, by filing a new designation with the Corporate Board. The last such designation received by the Corporate Board shall be controlling; provided, however, that no designation, or change of revocation thereof, shall be effective unless received by the Corporate Board prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

     If no such beneficiary designation is in effect at the time of the Participant's death, or if no designated beneficiary survives the Participant, or if such designation conflicts with law, the Participant's estate shall be deemed to have been designated his or her beneficiary and shall be deemed to have been designated his or her beneficiary and shall receive the Restricted Stock, if any, distributable to the Participant upon the Participant's death. If the Corporate Board is in doubt as to the right of any person to receive such distribution, the Corporate Board may direct the Trustees to retain the Restricted Stock, without liability for any interest in respect thereof, until the rights thereto are determined, or the Corporate Board may direct the transfer of such Restricted Stock into any court of appropriate jurisdiction and such transfer shall be deemed a complete discharge of the obligations of the Corporation hereunder.

     8. Effect of Award on Status of Participant. The fact that an Award has been made to the Participant under this Plan shall not confer on the Participant any right to continued service on the Corporate Board or on the Board of Directors of any subsidiary of the Corporation, nor to continued employment with the Corporation or any of its subsidiaries; nor shall it limit the right of the Corporation or of any of its subsidiaries to remove the Participant from their respective boards, or to terminate his or her employment at any time.

     9. Adjustment Upon Changes in Capitalization; Dissolution or Liquidation

          (a) In the event of a change in the number of shares of Common Stock outstanding by reason of a reclassification, recapitalization, reorganization, merger, or consolidation, or other similar capital adjustment, merger or consolidation of the Corporation, or the sale by the Corporation of all or a substantial portion of its assets, or the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the Corporate Board may make such adjustments in the terms, conditions, or restrictions of this Agreement as the Corporate Board shall deem equitable and just.

          (b) The making of the Award under this Agreement does not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or to issue bonds, debentures, preferred or other preference stock ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business.

     10. Non-Transferability. The Restricted Stock may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of by the Participant until transferred to the Participant by the Trustees in accordance with the terms of this Agreement. Nothing herein shall preclude the Participant from making a gift of any Restricted Stock to a spouse, child, stepchild, grandchild, parent, sibling, or legal dependent of the Participant, or to a trust of which the beneficiary or beneficiaries of the trust shall be either a person designated herein or the Participant, provided, however, that any Restricted Stock so given shall remain subject to the restrictions, obligations and conditions set forth in this Agreement. In addition, the Restricted Stock may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty percent (50%) of the common stock of the Corporation and may be surrendered in a merger, consolidation or share exchange involving the Corporation; provided, however, in each case, that except as otherwise provided in paragraph 6 above, the security or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Agreement.

     11. Tax. All Restricted Stock distributed pursuant to this Agreement, and any amounts distributed with respect thereto prior to distribution of such Restricted Stock by the Trustees, shall be subject to applicable federal, state and local withholding for taxes. The Participant expressly acknowledges and agrees to such withholding without regard to whether the Restricted Stock may then be sold or otherwise transferred by the Participant.

     12. Notices. Any notices or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered personally or when deposited in the United States mail as Certified Mail, return receipt requested, properly addressed and postage prepaid, if to the Corporation at its principal office at 107 South Central Avenue, Landis, North Carolina 28088; and, if to the Participant, at his or her last address appearing on the books of the Corporation or of any of its last subsidiaries. The Corporation or any of its subsidiaries and the Participant may change their address or addresses by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed, as the case may be.

     13. Construction Controlled by Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should appear to be inconsistent therewith. The Participant hereby acknowledges receipt of a copy of the Plan from the Corporation.

     14. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof, shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

     15. Modification of Agreement; Waiver. This Agreement may be modified, amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

     16. Captions and Headings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, the singular number the plural, and vice versa, whenever such meanings are appropriate.

     17. Governing Law: Venue and Jurisdiction. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement. The parties hereto agree that any suit or action relating to this Agreement shall be instituted and prosecuted in the courts of the County of Rowan, State of North Carolina, and each party hereby does waive any right or defense relating to such jurisdiction and venue.

     18. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Corporation, and its successors and assigns, and shall be binding upon and inure to the benefit of the Trustees and the Participant, and their respective heirs, legatees, personal representatives, executors and administrators.

     19. Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

     20. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed in its corporate name by its President, its Chairman of the Board of Directors, or one of its Vice Presidents, and attested by its Secretary or any of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by authority of its Board of Directors first duly given; and the individual parties hereto have hereunto set his or her hand and adopted as his or her seal the typewritten word "SEAL" appearing beside his or her name, all done this the day and year first above written.


                                              BOC FINANCIAL CORP.


                                              By: ___________________________

                                              _______________________________

ATTEST:

___________________________

______________    Secretary

[Corporate Seal]

                                              ________________________   (SEAL)

                                              __________________, Trustee



                                              ________________________   (SEAL)

                                              __________________, Trustee



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


                                    EXHIBIT I

                                 Form of Legend

     The shares represented by this certificate are subject to restrictions on transfer and potential forfeiture under the terms of a Restricted Stock Agreement dated ______________, 1998, a copy of which agreement may be obtained from the issuer by writing to:

                                    BOC Financial Corp.
                                    107 South Central Avenue
                                    Landis, North Carolina 28088
                                    Attention: Corporate Secretary




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